UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue
Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

In connection with the execution of the Transaction Agreement described under Item 7.01 below, Fidelity National Information Services, Inc. (“FIS” or the “Company”) is providing certain preliminary estimates of its financial results for the first quarter ended March 31, 2025. In addition, the Company is re-affirming the guidance for the year ending December 31, 2025 previously furnished in the press release on Exhibit 99.1 of Form 8-K on February 11, 2025. As the Transaction described under Item 7.01 below is not anticipated to close until 2026, no impacts of the Transaction have been included in the 2025 guidance for the year ending December 31, 2025.

The Company expects to report its first quarter financial results on May 6, 2025.

First quarter ended March 31, 2025 preliminary estimated unaudited financial results

Set forth below are certain preliminary estimated unaudited financial results for the first quarter ended March 31, 2025. These results are based only on currently available information as of the date hereof and are subject to change. The Company’s financial closing procedures for the quarter ended March 31, 2025, are not yet complete and, as a result, the final results upon completion of the closing procedures may vary from the preliminary estimated unaudited financial results set forth below.

FIS’s consolidated financial statements for the first quarter ended March 31, 2025, are not yet complete. Accordingly, FIS is presenting certain preliminary estimated unaudited financial results for the first quarter ended March 31, 2025, based on information available as of the date of this release. These anticipated results are not a comprehensive statement of FIS’s results for such period, and FIS’s actual results may differ from these preliminary estimated unaudited results. These preliminary estimated unaudited financial results are inherently uncertain and subject to change as FIS completes the preparation of its consolidated financial statements for the quarter ended March 31, 2025. During the course of the preparation of FIS’s consolidated financial statements and related notes, and completion of FIS’s financial close procedures for the quarter ended March 31, 2025, adjustments to the preliminary estimated unaudited financial results may be identified, and such adjustments may be material. These preliminary estimated unaudited financial results should not be viewed as a substitute for full financial statements prepared in accordance with GAAP, and they should not be viewed as indicative of FIS’s results for any future period. Therefore, you should not place undue reliance upon this information. FIS’s independent registered accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this preliminary estimated unaudited financial information and, accordingly, does not express an opinion or any other form of assurance with respect thereto.

For the quarter ended March 31, 2025:

METRICS ($ millions, except per share data)	1Q 2025 Outlook	1Q 2025 Preliminary Results	Operational Highlights
REVENUE	$2,485 - $2,510	$2,532

•  Total company recurring revenue growth of 4%

•  Banking recurring revenue growth of 3%

•  Capital Markets recurring revenue growth of 6%

•  Adjusted EBITDA and Adjusted EPS both toward high-end of outlook range

ADJUSTED REVENUE GROWTH	2.5%-3.5%	4%
Banking	0.5%-1.5%	2%
Capital Markets	7.0%-8.0%	9%
ADJUSTED EBITDA	$940-$960	$958
Adjusted EBITDA Margin	37.8%-38.2%	~37.8%
ADJUSTED EPS	$1.17 - $1.22	$1.21

Full-Year 2025 Outlook

The Company previously provided full-year outlook on February 11, 2025 and is re-affirming the guidance for the metrics below:

($ millions, except share data)	FY 2025
Revenue	$10,435 - $10,495
Adjusted EBITDA (Non-GAAP)1	$4,305 - $4,335
Adjusted EPS (Non-GAAP)1	$5.70 - $5.80

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items, and the information is not available without unreasonable effort.

The information contained in Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly provided by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On April 17, 2025, FIS issued a press release announcing that it had entered into a transaction agreement (the “Transaction Agreement”), pursuant to which FIS has agreed to (i) buy the Issuer Solutions business from Global Payments Inc. (“Global Payments”) at a valuation of approximately $13.5 billion, subject to customary adjustments, and (ii) sell, together with affiliates of GTCR, Worldpay Holdco, LLC to Global Payments at a valuation of approximately $24.25 billion, subject to customary adjustments, in each case, subject to the receipt of required regulatory approvals and other customary closing conditions (the “Transaction”).

A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated by reference herein and posted a presentation relating to the entry into the Transaction agreement on the investor relations section of its website (a copy of which is furnished herewith as Exhibit 99.2 and is incorporated by reference herein).

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press Release dated April 17, 2025

99.2	Investor Presentation, dated April 17, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed acquisition of an Issuer Solutions business, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the Transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. In addition, the amount of the goodwill impairment charge announced today is based in part on estimates of future performance, so this announcement should also be considered a forward-looking statement. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

•

changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

•	the risk of unforeseen liabilities of the Company or the Issuer Solutions business may exist;

•	unexpected costs, liabilities, charges or expenses resulting from the Transaction;

•	dependence on key personnel;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•

the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

•

the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•

internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the consummation of the Transaction or whether it will be completed;

•	the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy;

•	risks associated with the impact, timing or terms of the Transaction;

•

risks associated with the expected benefits and costs of the Transaction, including the risk that the expected benefits of the Transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

•	the risk that conditions to the Transaction will not be satisfied and/or that the Transaction will not be completed within the expected timeframe, on the expected terms or at all;

•	the risk that any consents or regulatory or other approvals required in connection with the Transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the Transaction may not be obtained;

•	the risk that the costs of restructuring transactions and other costs incurred in connection with the Transaction will exceed our estimates or otherwise adversely affect our business or operations;

•

the impact of the Transaction on our businesses and the risk that the Transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by bad actors; and

•

other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the Transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2025	Fidelity National Information Services, Inc.

(Registrant)

	By:	/s/ James Kehoe
	Name:	James Kehoe
	Title:	Chief Financial Officer

	By:	/s/ Alexandra Brooks
	Name:	Alexandra Brooks
	Title:	Chief Accounting Officer